LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

ON BEHALF OF

LEGG MASON PARTNERS VARIABLE SOCIAL AWARENESS STOCK PORTFOLIO

SUPPLEMENT DATED SEPTEMBER 1, 2006

TO THE

PROSPECTUS

DATED FEBRUARY 28, 2006

The following information amends and supercedes, as applicable, the disclosure under the section “Comparative performance” that appears on page 4 in the Prospectus of Legg Mason Partners Variable Social Awareness Stock Portfolio (the “Fund”), a series of Legg Mason Partners Variable Portfolios III, Inc.

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

 Average Annual Total Returns (for the periods ended December 31, 2005)

	1 Year	5 Year	10 Year
Fund	4.39%	(1.96)%	7.75%
S&P 500 Index	4.91%	0.54%	9.07%

FD# 03449